                                                                     Exhibit 4.5

                         JOINDER AND AMENDMENT AGREEMENT

      This Joinder and Amendment Agreement (this "Agreement") is dated as of May 27, 2003, to that certain Fourth Amended and Restated Investor Rights Agreement and Second Amended and that certain Second Amended and Restated Stockholders' Agreement referred to below, is made between STEREOTAXIS, INC., a Delaware corporation (the "Company"), and the undersigned purchaser ("New Investor").

      WHEREAS, the Company and the New Investor have entered into that certain Series E Stock Purchase Agreement dated as of the date hereof (the "Series E Series E Purchase Agreement"; all capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Series E Purchase Agreement) relating to the purchase and sale of shares of the Company's Series E Preferred Stock, par value $.001 per share (the "Series E Preferred") to the New Investor;

      WHEREAS, the Company, certain of its existing stockholders (the "Existing Stockholders") are parties that certain Fourth Amended and Restated Investor Rights Agreement dated as of December 17, 2002 (the "Investor Rights Agreement") and that certain Second Amended and Restated Stockholders' Agreement dated as of December 17, 2002, as supplemented by that certain Series D-1 Director Designation dated as of January 29, 2003 (the "Stockholders' Agreement");

      WHEREAS, it is a condition to the closing of the Series E Purchase Agreement that the New Investor, as an investor in Company, and the Company, shall enter into this Agreement so that the New Investor shall become a party to the Investor Rights Agreement and the Stockholders' Agreement; and

      WHEREAS, the Existing Stockholders have approved and consented to the Company entering into this Agreements to effect the same, so that the Investor Rights Agreement and the Stockholders' Agreement shall be deemed amended to add the New Investor as a party thereto, subject to the terms and conditions of this Agreement.

      NOW THEREFORE, in consideration of the premises and the mutual terms and provisions set forth in this Agreement, the parties agree that as follows:

      1.    JOINDER TO THE INVESTOR RIGHTS AGREEMENT.

      (a) The parties hereby agree to that upon execution of this Agreement, the New Investor shall become a party to the Investor Rights Agreement and shall be included within the meaning of "Holder" thereunder. The shares of Common Stock issued upon conversion of the Series E Preferred shall be included within the meaning of "Registrable Securities" thereunder.

      (b) The New Investor hereby agrees to be bound by the Investor Rights Agreement and to be subject to all of the rights and obligations of a Holder contained therein, provided that the New Investor shall not be entitled to the inspection rights set forth in Section 2.1(b) of the Investor Rights Agreement.

      2. JOINDER TO THE STOCKHOLDERS' AGREEMENT.

      (a) The parties hereby agree to that upon execution of this Agreement, the New Investor shall become a party to the Stockholders' Agreement and shall be included within the meaning of Stockholder thereunder; provided, however, that in connection with administering the board observer rights in Section 4(b) of the Stockholders' Agreement, the Company reserves the right to exclude such observer from access to any material or meeting or portion thereof if the Company believes that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential proprietary information, or for other similar reasons.

      (b) The New Investor hereby agrees to be bound by the Stockholders' Agreement and to be subject to all of the rights and obligations of a Stockholder contained therein.

      3. Except as modified by this Agreement, all other provisions of the Investor Rights Agreement and the Stockholders' Agreement remain in full force and effect. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard the principles of conflicts of law of such state.

      4. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same Agreement. This Agreement shall be effective upon the execution and delivery by the Company, the New Investor and a sufficient number of Existing Stockholders sufficient to amend each of the Investor Rights Agreement and the Stockholders' Agreement.

      5. For purposes of executing this Agreement, a copy (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement.

                            [Signature Pages follow]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                        STEREOTAXIS, INC.

                                        By:
                                           -------------------------------------
                                             Name:  Bevil J. Hogg
                                             Title:  President and Chief
                                                     Executive Officer

                                        SIEMENS AKTIENGESELLSCHAFT

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                      [Balance of page intentionally left blank]

                                        AMPERSAND 1999 LIMITED PARTNERSHIP

                                        By:  AMP-99 Management Company Limited
                                             Liability Company, its General
                                             Partner

                                             By: /s/ DAVID J. PARKER
                                                --------------------------------
                                                  David J. Parker
                                                  Managing Member

                                        AMPERSAND 1999 COMPANION FUND LIMITED
                                        PARTNERSHIP

                                        By:  AMP-99 Management Company Limited
                                             Liability Company, its General
                                             Partner

                                             By: /s/ DAVID J. PARKER
                                                --------------------------------
                                                  David J. Parker
                                                  Managing Member

                                        ADVENT HEALTHCARE AND LIFE SCIENCES II
                                        LIMITED PARTNERSHIP

                                        By:  Advent International Limited
                                             Partnership, General Partner

                                             By:  Advent International
                                                  Corporation, General Partner

                                                  By: /s/ WILLIAM C. MILLS III
                                                     ---------------------------
                                                       William C. Mills III
                                                       Vice President

                                        ADVENT HEALTHCARE AND LIFE SCIENCES II
                                        BETEILIGUNG GMBH & CO. KG

                                        By:  Advent International Limited
                                             Partnership, Managing Limited
                                             Partner

                                             By:  Advent International
                                                  Corporation, General Partner

                                                  By: /s/ WILLIAM C. MILLS III
                                                     ---------------------------
                                                       William C. Mills III
                                                       Vice President

                                        ADVENT PARTNERS HLS II LIMITED
                                        PARTNERSHIP

                                        By:  Advent International Corporation,
                                             General Partner

                                             By: /s/ WILLIAM C. MILLS III
                                                --------------------------------
                                                  William C. Mills III
                                                  Vice President

                                        ADVENT PARTNERS LIMITED PARTNERSHIP
                                        By:  Advent International Corporation,
                                             General Partner

                                             By: /s/ WILLIAM C. MILLS III
                                                --------------------------------
                                                  William C. Mills III
                                                  Vice President

                                        ASCENSION HEALTH, as Fiscal Agent and
                                             Nominee of certain of its wholly-
                                             owned subsidiaries

                                        By: /s/ DOUGLAS D. FRENCH
                                           -------------------------------------
                                             Name:  Douglas D. French
                                             Title: Chief Executive Officer

                                        EGS Private Healthcare Partnership, L.P.

                                        By: /s/ ABHIJEET LELE
                                           -------------------------------------
                                             Name:  Abhijeet Lele
                                             Title:  Managing Director

                                        EGS Private Healthcare Counterpart, L.P.

                                        By: /s/ ABHIJEET LELE
                                           -------------------------------------
                                             Name:  Abhijeet Lele
                                             Title:  Managing Director

                                        EGS Private Healthcare Partnership II,
                                        L.P.

                                             By:  EGS Private Healthcare
                                                  Associates, LLC its General
                                                  Partner

                                                  By: /s/ ABHIJEET LELE
                                                     ---------------------------
                                                       Name:    Abhijeet Lele
                                                       Title:   Managing Member

                                        EGS Private Healthcare Investors II,
                                        L.P.

                                             By:  EGS Private Healthcare
                                                  Associates, LLC its General
                                                  Partner

                                                  By: /s/ ABHIJEET LELE
                                                     ---------------------------
                                                       Name:    Abhijeet Lele
                                                       Title:   Managing Member

                                        EGS Private Healthcare Canadian
                                        Partners, L.P.

                                             By:  EGS Private Healthcare
                                                  Associates, LLC its General
                                                  Partner

                                                  By: /s/ ABHIJEET LELE
                                                     ---------------------------
                                                       Name:    Abhijeet Lele
                                                       Title:   Managing Member

                                        EGS Private Healthcare Presidents Fund,
                                        L.P.

                                             By:  EGS Private Healthcare
                                                  Associates, LLC its General
                                                  Partner

                                                  By: /s/ ABHIJEET LELE
                                                     ---------------------------
                                                       Name:    Abhijeet Lele
                                                       Title:   Managing Member

                                        ADVANTAGE CAPITAL MISSOURI PARTNERS III,
                                        L.P.

                                        By:  Advantage Capital Company
                                             MO-GP-III, L.L.C., its general
                                             partner

                                             By: /s/ SCOTT A. ZAJAC
                                                --------------------------------
                                             Name:
                                             Title:

                                        ADVANTAGE CAPITAL MISSOURI PARTNERS I,
                                        L.P.

                                        ADVANTAGE CAPITAL MISSOURI PARTNERS II,
                                        L.P.

                                          By: /s/ SCOTT A. ZAJAC
                                             -----------------------------------
                                             Name:
                                             Title:

                                        A.G.E. INVESTMENTS, INC.

                                        By: /s/ DOUGLAS L. KELLY
                                           -------------------------------------
                                             Name: Douglas L. Kelly
                                             Title: Director

                                        ALAFI CAPITAL COMPANY, LLC

                                        By: /s/ CHRISTOPHER ALAFI
                                           -------------------------------------
                                             Name: Christopher Alafi
                                             Title: General Partner

                                        CHRISTOPHER ALAFI, an individual

                                        /s/ CHRISTOPHER ALAFI
                                        ----------------------------------------
                                             Christopher Alafi

                                        CID EQUITY CAPITAL V, L.P.

                                        By:  CID Equity Partners V,
                                             Its general partner

                                        By: /s/ JOHN C. APLIN
                                           -------------------------------------
                                             John C. Aplin, General Partner

                                        EMERSUB XXXVIII, INC.

                                        By: /s/ HARLEY M. SMITH
                                           -------------------------------------
                                             Name:  Harley M. Smith
                                             Title: Vice President and Secretary

                                        FERI TRUST GMBH

                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                        BOME INVESTORS III, L.L.C.
                                        By:  GATEWAY CAPCO III, L.L.C.,
                                             its Attorney-in-Fact

                                             By: /s/ GREGORY R. JOHNSON
                                                --------------------------------
                                             Name:  Gregory R. Johnson
                                             Title:    Member

                                        BOME INVESTORS II, LLC
                                        By:  GATEWAY CAPCO, LLC,
                                             its Attorney-in-Fact

                                             By: /s/ GREGORY R. JOHNSON
                                                --------------------------------
                                             Name:  Gregory R. Johnson
                                             Title:    Member

                                        BOME INVESTORS, INC.
                                        By:  GATEWAY CAPCO, LLC,
                                             its Attorney-in-Fact

                                             By: /s/ GREGORY R. JOHNSON
                                                --------------------------------
                                             Name:  Gregory R. Johnson
                                             Title:    Member

                                        GATEWAY VENTURE PARTNERS III, L.P.

                                        By:  Gateway Associates III, L.P., its
                                             General Partner

                                             By: /s/ GREGORY R. JOHNSON
                                                --------------------------------
                                             Name:  Gregory R. Johnson
                                             Title:    Member

                                        GRAYSTONE VENTURE DIRECT EQUITY, L.P.

                                        By:  Graystone Venture Partners, LLC,
                                             its general partner

                                             By: /s/ JUDITH BULTMAN MEYER
                                                --------------------------------
                                             Name:  Judith Bultman Meyer
                                             Title:    Managing Director

                                        PORTAGE FOUNDERS, L.P.

                                        By:  Portage Venture Partners, L.L.C.,
                                             its General Partner

                                             By: /s/ JUDITH BULTMAN MEYER
                                                --------------------------------
                                                  Judith Bultman Meyer
                                                  Managing Director

                                        PORTAGE VENTURE FUND, L.P.

                                        By:  Portage Venture Partners, L.L.C.,
                                             its General Partner

                                             By: /s/ JUDITH BULTMAN MEYER
                                                --------------------------------
                                                  Judith Bultman Meyer
                                                  Managing Director

                                        SANDERLING VENTURES LIMITED, L.P.

                                        SANDERLING VENTURE PARTNERS II, L.P.

                                        SANDERLING VENTURE PARTNERS IV
                                        CO-INVESTMENT FUND, L.P.

                                        SANDERLING IV BIOMEDICAL CO-INVESTMENT
                                        FUND, L.P.

                                        SANDERLING II LIMITED PARTNERSHIP

                                        By: /s/ FRED A. MIDDLETON
                                            -----------------------------------
                                            Name:  Fred A. Middleton
                                            Title:  General Partner

                                        SANDERLING VENTURE PARTNERS V
                                        CO-INVESTMENT FUND, L.P.

                                        SANDERLING V BETEILIGUNGS GMBH & CO. KG

                                        SANDERLING V LIMITED PARTNERSHIP

                                        SANDERLING V BIOMEDICAL CO-INVESTMENT
                                        FUND, L.P.

                                        By: Middleton, McNeil & Mills
                                            Associates V, LLC

                                        By: /s/ FRED A. MIDDLETON
                                           -----------------------------------
                                           Name:  Fred A. Middleton
                                           Title:  Managing Director

                                        SANDERLING VENTURE MANAGEMENT V

                                        By: /s/ FRED A. MIDDLETON
                                           -----------------------------------
                                           Name:  Fred A. Middleton
                                           Title:  Owner

                                        MITSUBISHI INTERNATIONAL CORPORATION

                                        By: /s/ MOTOATSU SAKURAI
                                           -------------------------------------
                                           Name: MOTOATSU SAKURAI
                                           Title: President & CEO


                                        MIC CAPITAL LLC

                                        By:  MC Financial Services Ltd., as
                                             Manager

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        STIFEL CAPCO II, L.L.C.

                                        By:  /s/  J. JOSEPH SCHLAFLY
                                           -------------------------------------
                                             Name:     J. Joseph Schlafly
                                             Title:    President and Manager

                                        /s/  FRED A. MIDDLETON
                                        ----------------------------------------
                                        Fred A. Middleton

                                        /s/  BEVIL J. HOGG
                                        ----------------------------------------
                                        Bevil J. Hogg

                                        /s/  RANDALL D. LEDFORD
                                        ----------------------------------------
                                        Randall D. Ledford

                                        /s/  TIMOTHY MILLS
                                        ----------------------------------------
                                        Timothy Mills

                                        /s/  MATTHEW A. HOWARD III
                                        ----------------------------------------
                                        Matthew A. Howard III, M.D.

                                        PROLOG CAPITAL A, L.P.

                                        By:  Prolog Ventures A, LLC
                                             Its General Partner

                                        By:  /s/  GREGORY R. JOHNSON
                                             -----------------------------------
                                             Name:  Gregory R. Johnson
                                             Title:  A Managing Director

                                        PROLOG CAPITAL B, L.P.

                                        By:  Prolog Ventures B, LLC
                                             Its General Partner

                                        By:  /s/  GREGORY R. JOHNSON
                                             -----------------------------------
                                             Name:  Gregory R. Johnson
                                             Title:  A Managing Director

                                        MITSUBISHI CORPORATION

                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                        MAYO FOUNDATION FOR MEDICAL EDUCATION
                                        AND RESEARCH

                                             By:  /s/  RICK F. COLVIN
                                                  ------------------------------
                                                  Name:     Rick F. Colvin
                                                  Title:    Assistant Treasurer